Service Expertise Integrity
P R I N C I P L E S   T H A T   E N D U R E
EXHIBIT 99.1
Barclays Americas Select Franchise Conference 2012
The Langham Hotel
London
16 May 2012
© 2012 Northern Trust Corporation
Northern Trust Corporation
Michael G. O’Grady
Executive Vice President
& Chief Financial Officer

2 Barclays Americas Select Franchise Conference 2012
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to
Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2011 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

ASSET MANAGEMENT
WEALTH MANAGEMENT
BANKING
ASSET SERVICING
INSTITUTIONAL CLIENTS
PERSONAL CLIENTS
INTEGRATED OPERATIONS & TECHNOLOGY PLATFORM
WORLD CLASS CLIENT SERVICE
STRONG BALANCE SHEET

Northern Trust

3 Barclays Americas Select Franchise Conference 2012
A Highly Focused Business Model
As of March 31, 2012
Founded in 1889, Northern Trust Corporation is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients.
Integrated global operating platform
Leading advisor to affluent market
Leading global custodian
Leading asset manager for
personal & institutional clients
AUM $179 Billion
AUC $407 Billion
AUC $4.2 Trillion
AUM $537 Billion
AUM $716 Billion
Serving personal and institutional clients
$1.6 Billion in technology spending 2009-2011
Barclays Americas Select Franchise Conference 2012 3
Corporations
Pension funds
Fund managers
Foundations
Endowments
Sovereign
wealth funds
Individuals
Families
Family offices
Family foundations
& endowments
Privately held
businesses
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments
Operations & Technology

FT FINANCIAL TIMES

BARRON'S

Forbes

Northern Trust

4 Barclays Americas Select Franchise Conference 2012
Comprehensive
investment
capabilities
Custom asset
allocation
Broad menu of
outside managers
Brokerage services
Personal Financial Services
Life-driven Approach to Serving the Affluent Market
Deposit services
Custom financing
Stock option
lending
Customized
investment
objectives
and strategic asset
allocation
Manager selection
and oversight
Asset servicing and
administration
Family education
and governance
Family business
Non-financial asset
management
Cash flow analysis
Debt management
Tax planning
Retirement planning
Wealth transfer
planning
Trust and estate
services
Philanthropic
advisory services
Securities custody
Best Private Bank in North America
– Financial Times Group
(October 2011, 3   consecutive year)
Ranked among the
Top 10 Wealth Managers
– Barron’s (September 2011)
Serving More than 20% of
Forbes 400 Most Affluent Americans
– Forbes (September 2011)
Providing comprehensive wealth management solutions to
successful individuals, families and privately held businesses.
Investment
Management
Financial
Planning
Private and
Business
Banking
Trust & Estate
Services
Advisory
Services
Foundation and
Institutional
Advisors
rd

SERVICE PROVIDER HFM WEEK awards WINNER

THE Asset
TheAsset.Com

ICFA INTERNATIONAL CUSTODY & FUND ADMINISTRATION

EUROMONEY

etfexpress

funds europe awards 2011

Northern Trust

5 Barclays Americas Select Franchise Conference 2012
Corporate & Institutional Services
Delivering a Broad Range of Solutions
Asset
Administration
Fund accounting
Transfer agency
Corporate
secretarial/trustee
Valuations
Investment operations
outsourcing
Asset
Management
Active
Global index
Investment outsourcing
Liability driven investing
Multi-manager
Transition management
Asset
Processing
Safekeeping
Settlement
Derivatives and
collateral processing
Income collection
Corporate actions
Tax reclamation
White label reporting
Valuation analytics
Performance
analytics
Risk monitoring
and reporting
Trade execution
analysis
Asset
Reporting
Asset
Enhancement
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Providing an array of asset servicing and asset management
services to clients around the world.
Client Relationship Manager of the Year
– ICFA Americas Awards (May 2010, 2011)
Best Administrator for UCITS Funds
– HFM Week, European Hedge Fund Awards
(May 2011 and March 2012)
Best Custody Specialist in Asia
– The Asset Magazine Awards
(4 consecutive year)
Best Outsourcing Services Company
– The Compliance Register Platinum
Awards (November 2011)
Global Investor Services House
– Euromoney (Sept. 2011 and July 2010)
Best European ETF Administrator
– ETF Express Global Awards (2012)
European Administrator of the Year
– Funds Europe Awards (December 2011)
th

Institutional Investor

Pensions&Investments

Northern Trust

6 Barclays Americas Select Franchise Conference 2012
Asset Classes
Equities
$339 Billion
(47%)
Fixed Income
$134 Billion
(19%)
Short
Duration
$223 Billion
(32%)
Other
$20 Billion
(2%)
Northern Trust Global Investments
Client Focused, Diversified Investment Manager
Manager of the Year – Equity Indexers (U.S.)
Institutional Investor (April 2011)
Client Segments
$537 Billion
Institutional
$179 Billion
Personal
As of March 31, 2012
Styles
$37 Billion
(5%)
$338 Billion
(47%)
Active
$323 Billion
(45%)
Index
Multi-Manager
Other
$18 Billion
(3%)
Providing diversified asset management solutions, with total assets under management of $716 billion across…
13   Largest Manager of Worldwide Institutional Assets
17   Largest Asset Manager Worldwide
3     Largest Passive International Indexed Securities Manager
Pensions & Investments
(May 2011 based on December 31, 2010 assets)
th
th
rd

7 Barclays Americas Select Franchise Conference 2012
Assets Under Custody
($ Trillions)
Assets Under Management*
($ Billions)
Strong History of Growth in Fee-based Businesses
* AUM is presented excluding securities lending collateral
1
Custody fees include C&IS custody & fund administration fees and PFS Wealth Management Group fees. 2012 fees are annualized.
2
Asset management fees include C&IS investment management fees and fees of the four PFS regions. 2012 fees are annualized.
S&P 500
Custody Fees
S&P 500
Asset Mgmt Fees
Fee revenues average 73% of total revenues.
$346
$384
$401
$449
$488 $449
$513
$545
$568
$620
2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q
2012
$2.1
$2.6
$2.9
$3.5
$4.1
$3.0
$3.7
$4.1
$4.3
$4.6
2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q
2012
1 2

$661
$730
$845
$1,079
$1,000
$919
$1,009
2005
2006
2007
2008
2009
2010
2011

$180
$247
$351
$616
$446
$382
$325
2005
2006
2007
2008
2009
2010
2011

$149
$192
$293
$434
$133
$81
$88
2005
2006
2007
2008
2009
2010
2011

Northern Trust

8 Barclays Americas Select Franchise Conference 2012
Currency volatility has
declined from the heightened
levels seen in 2007 – 2009,
resulting in lower foreign
exchange trading income
Lower Securities
Lending Volumes
Securities lending collateral of
$95 billion is much lower than
peak of nearly $300 billion in 2007
Lower volumes primarily reflect
lower demand
*Excludes impact of mark-to-market fund
Securities Lending Fees* $MM
SL Avg. Collateral
Lower Foreign
Exchange Volatility
Net Interest Income $MM
Avg. Fed Funds Rate
Extremely low short-term
interest rates have pressured
net interest margin
Waived fees in money market
mutual funds equaled
$102 million in 2011
Revenue Headwinds Due to Macroeconomic Environment
FX Trading Income $MM
CBOE Volatility Index
®
Historically Low
Interest Rates

9 Barclays Americas Select Franchise Conference 2012
Impact of the Environment on Profitability and Returns
Pre-tax margin
Recent revenue pressures have led to declining margins and returns.
Return on Equity
32.4%
24.5%
1Q 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002
16.2%
13.8%
16.1%
17.0%
17.6%
17.5%
16.0%
12.7%
10.1%
8.6%
9.0%

Revenue
Enhancements
Process
Optimization
Streamline major business processes
Optimize operational footprint
Apply best-in-class procurement practices
Refine service delivery model
Migrate IT resourcing mix
Rationalize overlapping applications
Manage internal end-user demand
Corporate-wide
Initiatives
Simplify organizational structure
Align retirement plans with market
Rationalize real estate
Consolidate banking charters
30 – 35%
30 – 40%
5 – 10%
20 – 25%
Driving Performance
Improving Profitability and Returns
Fully align value proposition
Unbundle pricing structures
Expand share of relationship
$250 million
10 Barclays Americas Select Franchise Conference 2012
On track
to achieve
2012 targets
Percent of 2013 Impact
Technology
Efficiency

11 Barclays Americas Select Franchise Conference 2012
Northern Trust data is as of March 31, 2012 and for the quarter then ended.
Peer data is as of the fourth quarter of 2011 as sourced from SNL Financial. Peer group includes U.S. based banks with assets of more than $50 billion as of
December 31, 2011, a group of 18 institutions excluding Northern Trust.
Northern Trust Peer Avg.
Relationship-based lending
Diversified by loan type, including
residential real estate (36%),
commercial & institutional (24%),
commercial real estate (10%)
Consistent and conservative
underwriting standards
Placed with banks that have
strong internal risk ratings and
external credit ratings
Includes exposure to banks in
the Eurozone of $3.0 billion,
primarily in the Netherlands
and in the Nordic region
Average duration of less than
2 months
85% of Northern Trust’s total
securities portfolio composed
of U.S. Treasury, government
sponsored agency and triple-A
rated securities
87% of Asset-Backed Securities
rated triple-A
The securities portfolio is in a net
unrealized gain position
Average maturity duration of
~2 years and a re-pricing
duration of ~11 months
Balance Sheet
Consistently Strong and Conservative
0.08%
1.25%
0.98%
2.16%
NCOs to
Avg. Loans
NPAs
to Loans & REO
Loan Portfolio
$29 billion
Securities
$32 billion
Deposits with Banks
$19 billion

$0.17
$0.19
$0.21
$0.23
$0.25
$0.28
$0.28
$0.28
$0.28
$0.30
3Q03
3Q04
3Q05
3Q06
3Q07
3Q08
3Q09
3Q10
3Q11
3Q12[2]

Northern Trust

12 Barclays Americas Select Franchise Conference 2012
Tier 1 Capital Ratio 12.4%
Total Risk-Based Ratio 14.0%
Leverage Ratio 7.6%
Tier 1 Common Equity 11.9%
As of March 31, 2012.
1
The ratio of tier 1 common equity to risk-weighted assets is a non-GAAP financial measure. A reconciliation of tier 1 common equity to tier 1 capital calculated in accordance with applicable regulatory requirements and GAAP is included in the Appendix on page 15.
2
Reflects the dividend declared on March 14, 2012 and payable in the third quarter of 2012.
Quarterly Dividend Paid per Common Share
Balance Sheet
Outstanding Capital Strength
Announced an increase in our dividend to
$0.30 per share
The Federal Reserve did not object to
Northern Trust’s capital plan, including the
repurchase of up to $240 million of common
stock through March 2013
1
Northern Trust Corporation Capital Ratios

13 Barclays Americas Select Franchise Conference 2012
Strategically Positioned for Growth
Market Leader in Focused Businesses
Strong History of Organic Growth
Focused on Driving Performance
Distinctive Financial Strength

Barclays Americas Select Franchise Conference 2012
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© 2012 Northern Trust Corporation
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P R I N C I P L E S   T H A T   E N D U R E
Appendix

15 Barclays Americas Select Franchise Conference 2012
Reconciliation of Non-GAAP Financial Measures
The following table provides a reconciliation of tier 1 common equity to tier 1 capital calculated in accordance with applicable regulatory requirements and GAAP. Northern Trust is providing the ratio of tier 1 common equity to risk-weighted assets in addition to its capital ratios prepared in accordance with regulatory requirements and GAAP as it is a measure that Northern Trust and investors use to assess capital adequacy.
March 31,
($ In Millions)
2011
Tier 1 Capital $ 7,157.4
Less:  Floating Rate Capital Securities 268.6
Tier 1 Common Equity $ 6,888.8
Ratios
Tier 1 Capital 12.4
%
Tier 1 Common Equity 11.9
%